UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2018

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario, Canada	001-36532	98-1220792
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

895 Don Mills Road,
Bldg. 2, Suite 900	M3C 1W3
Toronto, Ontario
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                                                                                             (858) 571-5555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).
Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.01.        Completion of Acquisition or Disposition of Assets.

            On November 14, 2018, Sphere 3D Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of the sale of all the issued and outstanding shares of capital stock of Overland Storage, Inc. (“Overland”) to Silicon Valley Technology Partners, Inc. (the “Purchaser”) in accordance with the Share Purchase Agreement, dated as of February 20, 2018, as amended, by and among the Company, Overland, and the Purchaser (the “Overland Disposition”). This Current Report on Form 8-K/A is being filed solely to amend the Original Report to provide the unaudited pro forma financial statements required by Item 9.01(b) . No other changes have been made to the Original 8-K.

Item 9.01.        Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Consolidated Financial Statements giving effect to the Overland Disposition are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference:

  Unaudited Pro Forma Condensed Consolidated Balance Sheet of as of September 30, 2018.
  The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2018 and the year ended December 31, 2017 give effect to the proposed sale of shares as if it had occurred on January 1, 2017.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited pro forma condensed consolidated financial statements

Forward Looking Statements

This Current Report on Form 8-K contains forward–looking statements, which include, among others, Sphere 3D’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, that may involve risks, uncertainties, and assumptions concerning the Company’s business and products, including our ability to continue operations without the business of our former subsidiary, Overland Storage, Inc., our ability to raise additional capital through equity or debt financings, the market adoption, actual performance and functionality of our products; our inability to comply with the covenants associated with our preferred shares; any increase in our future cash needs; our ability to maintain compliance with NASDAQ Capital Market listing requirements; unforeseen and proposed changes in the course of Sphere 3D’s business or the business of its wholly–owned subsidiaries; the level of success of our collaborations and business partnerships; possible actions by customers, partners, suppliers, competitors or regulatory authorities; and other risks detailed from time to time in our periodic reports contained in our Annual Information Form and other filings with Canadian securities regulators (www.sedar.com) and in periodic reports filed with the United States Securities and Exchange Commission (www.sec.gov). All forward–looking statements speak only as of the date of this written communication. Sphere 3D undertakes no obligation to update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 19, 2018

SPHERE 3D CORP.

By:	/s/ Kurt L. Kalbfleisch
Kurt L. Kalbfleisch
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma condensed consolidated financial statements